UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

KaloBios Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Marina Boulevard, Suite 250

Brisbane, CA  94005-1878

(Address of principal executive offices, including zip code)

(650) 243-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On May 9, 2016, KaloBios Pharmaceuticals, Inc. (the “Company”) engaged Horne LLP (“Horne”) as the Company’s independent registered public accounting firm. The engagement was approved by the Company’s Board of Directors. The Company’s engagement of Horne is subject to the approval of the United States Bankruptcy Court for the District of Delaware overseeing the Company’s Chapter 11 bankruptcy proceedings (the “Bankruptcy Court”).

During the Company’s two fiscal years ended December 31, 2015 and 2014 and through May 9, 2016, neither the Company nor anyone acting on its behalf consulted with Horne regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Horne concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01.	Regulation FD Disclosure.

As previously reported, on December 29, 2015, the Company filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the Bankruptcy Court.

Settlement Stipulation

On May 9, 2016, the Bankruptcy Court entered an order (the “Order”) approving the Settlement Stipulation entered into between (i) Gregory Rea, RTAT LLC, Nancy Retzlaff, Armistice Capital Master Fund, Ltd. Andrew Pizzo and Sabine Gritti and (ii) the Company (the “Settlement Stipulation”). The Settlement Stipulation provides for the resolution among the parties of a lawsuit filed on January 7, 2016 (the “PIPE Litigation”) in connection with the purchase and sale of the Company’s common stock in a private placement in public equity transaction in December 2015 (the “PIPE Transaction”), certain objections related to the Company’s bankruptcy proceedings and all related matters.

The effectiveness of the Settlement Stipulation is contingent upon the satisfaction of certain conditions set forth therein, including, among others, the Company’s Second Amended Plan of Reorganization, dated May 9, 2016 (as amended, the “Plan”) becoming effective by its terms, provided that the Plan is consistent with the Settlement Stipulation. Pursuant to the terms of the Settlement Stipulation, the plaintiffs in the PIPE Litigation will receive 327,608 shares of the common stock of the Company as reorganized pursuant to the Plan, in addition to certain other consideration. The Company’s agreement to the terms of the Settlement Stipulation is not in any way an admission of wrongdoing or liability by the Company.

Additional information concerning the terms of the settlement can be found in the Order, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Monthly Operating Report

On May 9, 2016, the Company filed with the Bankruptcy Court a Monthly Operating Report for the month of February 2016. The Monthly Operating Report is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report is not audited or reviewed by an independent registered public accounting firm and was not prepared in accordance with generally accepted accounting principles in the United States. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and remains subject to future adjustment and reconciliation. Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from the presentation of information in Exchange Act reports. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Exchange Act reports, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its Exchange Act reports. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit 99.1 99.2

Exhibit Description

Order Pursuant to 11 U.S.C. § 105(a), 363 and 502 and Fed. R. Bankr. P. 9019 Approving Settlement Stipulation by and between (I) the Debtor and (II) the Settling PIPE Plaintiffs

Monthly Operating Report for the month of February 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaloBios Pharmaceuticals, Inc.

By:	/s/ Cameron Durrant
Name: Cameron Durrant Title: Chairman of the Board and Chief Executive Officer

Dated: May 11, 2016

EXHIBIT INDEX

Exhibit 99.1 99.2

Exhibit Description

Order Pursuant to 11 U.S.C. § 105(a), 363 and 502 and Fed. R. Bankr. P. 9019 Approving Settlement Stipulation by and between (I) the Debtor and (II) the Settling PIPE Plaintiffs

Monthly Operating Report for the month of February 2016